Exhibit 10.1

AMENDMENT TO
CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is being executed and delivered as of April 26, 2010 by and among CALENCE, LLC, a Delaware limited liability company (“Calence”), INSIGHT DIRECT USA, INC., an Illinois corporation (“Insight Direct”), INSIGHT PUBLIC SECTOR, INC., an Illinois corporation (“Insight Public”, and collectively with Calence and Insight Direct, the “Resellers” and each, a “Reseller”), and certain of the Lenders party to the Credit Agreement described below. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Resellers, the Lenders, and the Administrative Agents are parties to that certain Credit Agreement, dated as of September 17, 2008 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Section 3.3 of the Credit Agreement imposes a Commitment Block upon Castle Pines Capital LLC (“CPC”) that causes that portion, if any, of the Commitment of CPC in excess of $30,000,000 to be ineffective with respect to determining CPC’s Pro-Rata Share;

WHEREAS, the Resellers, the Required Lenders and the Administrative Agents desire to remove the Commitment Block; and

WHEREAS, the Resellers, the Required Lenders and the Administrative Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1. Amendment. Subject to the satisfaction of the condition precedent set forth in Section 2 below, the Resellers, the Required Lenders and the Administrative Agents party hereto hereby agree:

a. that the provisions of Section 3.3 of the Credit Agreement shall be deleted in their entirety and in their place shall have been substituted the following:

“3.3 Reserved.”; and

b. upon the Effective Date, to replace Exhibit A of the Credit Agreement with the attached Exhibit A.

2. Condition of Effectiveness. This Amendment shall be deemed to have become effective as of the date hereof (the “Effective Date”), but such effectiveness shall be subject to the conditions precedent that the Administrative Agents shall have received executed counterparts of this Amendment duly executed and delivered by each Reseller and the Required Lenders.

3. Representation and Warranties. Each Reseller hereby represents and warrants that (i) after giving effect to this Amendment, all of the representations and warranties of such Reseller set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) after giving effect to this Amendment, no Default has occurred or is continuing.

4. Effect on the Credit Agreement.

Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy of any signature hereto shall have the same effect as the original thereof.

[Signature Pages Follow]

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EXHIBIT A

LENDERS’ FACILITIES AND PRO-RATA SHARES

	FLOORPLAN LOAN	PRO-RATA
LENDER	FACILITY	SHARES
CPC	$40,000,000	40%

Compass Bank	$10,000,000	10%

DeLage Landen Financial Services	$25,000,000	25%

IBM Credit LLC	$25,000,000	25%

Aggregates	$100,000,000	100%

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CALENCE, LLC, as a Reseller
By: Insight Enterprises, Inc., its Manager

By: /s/ Helen K. Johnson
Name: Helen K. Johnson
Title: Treasurer

INSIGHT DIRECT USA, INC., as a Reseller

By: /s/ Helen K. Johnson
Name: Helen K. Johnson
Title: Treasurer

INSIGHT PUBLIC SECTOR, INC., as a Reseller

By: /s/ Helen K. Johnson
Name: Helen K. Johnson
Title: Treasurer

Signature Page to
Amendment to Credit Agreement

CASTLE PINES CAPITAL LLC,
as Administrative Agent and Lender

By: /s/ John M. Schmidt
Name: John M. Schmidt
Title: Managing Partner

WELLS FARGO CAPITAL FINANCE LLC, formerly known as Wells Fargo Foothill, LLC, as Administrative Agent and Collateral Agent

By: /s/ John Hanley
Name: John Hanley
Title: EVP

Signature Page to
Amendment to Credit Agreement

DE LAGE LANDEN FINANCIAL SERVICES, INC., as a Lender

By: /s/ Michael L. Jordan
Name: Michael L. Jordan
Title: Credit Process Manager

Signature Page to
Amendment to Credit Agreement

IBM CREDIT LLC, as a Lender

By: /s/ Steven A. Flanagan
Name: Steven A. Flanagan
Title: Global Credit Officer

Signature Page to
Amendment to Credit Agreement